Goodwill	12 Months Ended
Dec. 31, 2020
Changes in goodwill [abstract]
Goodwill
15	Goodwill

	Year ended December 31,
	2019	2020
	RMB’million	RMB’million
At January 1	17,088	17,140
Business combination	52	352

At December 31	17,140	17,492

Goodwill is tested for impairment on an annual basis or when there are indications the carrying amount may be impaired. For the purpose of impairment testing, the Group allocates its goodwill to the relevant CGUs or group of CGUs, and compares the recoverable amounts of these CGUs/groups of CGUs to their respective carrying amounts. Goodwill to the extent of approximately RMB16 billion is related to the reverse acquisition in 2016 (Note 1.1). The recoverable amount of a CGU (or group of CGUs) is the higher of its value in use and fair value less costs of disposal.
Value-in-use
is calculated based on discounted cash flows. The discounted cash flows calculations of each group of CGUs use cash flow projections developed based on financial budgets approved by management of the Group covering a five-year period. Cash flows beyond the five-year period are extrapolated using a terminal growth rate of not more than 3% for each of the CGUs/group of CGUs. Other key parameters applied in the financial budgets for impairment review purpose including revenue growth and margin, which do not exceed the industry growth forecast.
Pre-tax
discount rates ranging from 13% to 17.5% are adopted, which reflects market assessment of time value and the specific risks relating to the industry that the Group operates. The financial projections were determined by the management based on past performance and its expectation for market development.
When determining the recoverable amounts, management has not identified reasonably possible change in key assumptions that could cause the CGU’s (group of CGU’s) carrying amount to exceed the recoverable amount. No impairment is recognized for the years ended December 31, 2019 and 2020.